UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 27, 2020

Culp, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-12597	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1823 Eastchester Drive High Point, North Carolina 27265
(Address of Principal Executive Offices) (Zip Code)

(336) 889-5161
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.05 per share	CULP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On March 27, 2020, Culp, Inc. (the “Company”) entered into a Sixth Amendment to Credit Agreement (“Sixth Amendment”), which amends the Credit Agreement between the Company and Wells Fargo Bank, National Association.  The terms of the Sixth Amendment include, among other things, provisions that (i) increase the amount of our line of credit under the Credit Agreement from $25 million to $30 million; (ii) extend the expiration date to August 15, 2022; (iii) reduce the amount of the Unencumbered Liquid Assets maintenance covenant from $15 million to $10 million; (iv) increase the maximum company debt to EBITDA ratio to 3.00; (v) amend the pricing matrix that provides for interest payable on obligations under the agreement as a variable spread over LIBOR, based upon the company’s ratio of debt to EBITDA, to add a fourth price level for a ratio of debt to EBITDA that is greater than or equal to 2.25 to 1.00  but less than 3.00 to 1.00; and (vi) add a new interest coverage covenant to establish a minimum EBITDA to interest expense ratio of not less than 3.00 to 1.00.  As a result of the current unprecedented period of uncertainty relating to the COVID-19 pandemic, including the unknown duration and overall impact of this global pandemic, the Company has, as a proactive and precautionary measure, drawn down an aggregate of $20 million under the Credit Agreement.  As of March 27, 2020, there were $20 million in borrowings outstanding under the Credit Agreement, with an additional $10 million available for borrowing pursuant to the increase in our line of credit under the Sixth Amendment to the Credit Agreement.  There were also $250,000 in outstanding letters of credit provided by the Credit Agreement as of March 27, 2020, with $750,000 remaining for the issuance of additional letters of credit.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULP, INC.
(Registrant)

By:	/s/ Kenneth R. Bowling
Chief Financial Officer
(principal financial officer)

By:	/s/ Thomas B. Gallagher, Jr.
Corporate Controller
(principal accounting officer)

Dated:  April 2, 2020

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